UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 16, 2022

Date of Report (Date of earliest event reported)

MARKER THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37939	45-4497941
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4551 Kennedy Commerce Dr. Houston, Texas	77027
(Address of principal executive offices)	(Zip Code)

(713) 400-6400

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	MRKR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02	Termination of a Material Definitive Agreement

As previously disclosed, Marker Therapeutics, Inc. (the “Company”) has undertaken a review of its peptide-based immunotherapeutic vaccine programs to determine the future strategy of the programs and the proper allocation of the Company’s resources to best maximize stockholder value. As a result of that review, on October 16, 2022, the Company and Mayo Foundation for Medical Education and Research (“Mayo”, together with the Company, the “Parties”) mutually agreed to terminate the (i) Patent and Know-How License Agreement dated March 25, 2012, the (ii) License and Assignment Agreement dated July 21, 2015, and the (iii) License and Assignment Agreement effective May 4, 2016 (collectively, the “License Agreements”) in accordance with and subject to the terms of those agreements, pursuant to which Mayo granted the Company license grants to patent rights, know-how and materials in each of the License Agreements (as defined therein) that were directed to the peptide-based immunotherapeutic vaccine programs. The termination of the License Agreements (the “License Termination Agreement”) is effective as of October 16, 2022 (the “Termination Date”).

Under the terms of the License Termination Agreement, the License Agreements are of no further force or effect. All license grants under the License Agreements are terminated and all rights therein revert to Mayo. The Parties further agreed that the Company will assign Mayo all of the Investigational New Drug Applications (each, an “IND”) covered under the License Agreements, including any interest in any clinical trials relating to any IND.

The foregoing summary is qualified in its entirety by reference to the License Agreements. The License Agreements were filed as Exhibits 10.5 and 10.6 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Marker Therapeutics, Inc.

Dated: October 20, 2022	By:	/s/ Peter Hoang
Peter Hoang
President and Chief Executive Officer